                                                                   Exhibit 10.35

                        GUARANTOR ACCESSION DEED

                        EACH COMPANY DESCRIBED IN SCHEDULE 1

                        FREEHILLS

                        MLC CENTRE MARTIN PLACE SYDNEY NEW SOUTH WALES 2000 AUSTRALIA
                        TELEPHONE 61 2 9225 5000 FACSIMILE 61 2 9322 4000

                        WWW.FREEHILLS.COM DX 361 SYDNEY

                        SYDNEY MELBOURNE PERTH BRISBANE HANOI HO CHI MINH CITY, SINGAPORE
                        CORRESPONDENT OFFICE JAKARTA KUALA LUMPUR

                        LIABILITY LIMITED BY THE SOLICITORS' LIMITATION OF LIABILITY SCHEME, APPROVED UNDER THE PROFESSIONAL STANDARDS ACT 1994 (NSW)

                        REFERENCE PML:TN:36G

      THIS DEED POLL

                        is made on 6 August 2003 by:

                              EACH COMPANY DESCRIBED IN SCHEDULE 1

                              (each a NEW GUARANTOR)

      RECITALS

            A. Under a guarantee and indemnity entitled "Deed of Guarantee and Indemnity" dated 28 July 1998 from the companies described in item 1 of schedule 1 to that guarantee and indemnity in favour of J.P. Morgan Australia Limited (A.C.N. 002 888 011) (formerly Chase Securities Australia Limited) (TRUSTEE) and the Debenture Stockholders (the GUARANTEE AND INDEMNITY) a person may become a Guarantor by execution of a deed in the form of this deed poll.



            B. Each New Guarantor wants to become a Guarantor under the Guarantee and Indemnity.

      THIS DEED POLL WITNESSES as follows:

1     INTERPRETATION

            (a) Terms and expressions defined in the Guarantee and Indemnity have the same meaning as in this deed poll.

            (b) The following words have these meanings in this deed poll, unless the contrary intention appears:

                  "EFFECTIVE DATE" means the first date on which all of the conditions in clause 6 have been satisfied.

                  "EXISTING GUARANTOR" means each Guarantor which is a signatory (or has otherwise become a party) to the Guarantee and Indemnity and has not been released from that document.

2     RIGHTS AND OBLIGATIONS OF GUARANTOR

            For valuable consideration including, among other things, the payment by the Trustee to the New Guarantors of $10.00 (receipt of which is acknowledged), each new Guarantor jointly and severally with each Existing Guarantor irrevocably and unconditionally agrees to be bound as a Guarantor by the terms and conditions of the Guarantee and Indemnity with effect from the Effective Date.

3     STATUS OF GUARANTOR

            Each New Guarantor irrevocably acknowledges and confirms that it becomes a Guarantor as defined in, and for all purposes under, the Guarantee and Indemnity

                                                                          Page 1
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            as if named in and as a party to the Guarantee and Indemnity from the Effective Date, and accordingly is bound by the Guarantee and Indemnity as a Guarantor on and from that date.

4     GOVERNING LAW

            This deed poll is governed by the laws of the Australian Capital Territory.

5     BENEFIT OF DEED POLL

            This deed poll is given in favour of and for the benefit of the Trustee and Debenture Stockholders, each Existing Guarantor, and persons claiming through the Trustee, a Debenture Stockholder or an Existing Guarantor and their respective successors and permitted assigns.

6     CONDITION PRECEDENT

            Nothing in clauses 2 or 3 of this deed poll has any effect unless and until:

            (a) the entry into and performance by the New Guarantors of this document has been approved in accordance with section 260B of the Corporations Act by the shareholders of each New Guarantor and any holding company of a New Guarantor contemplated by section 260B(2) or (3) of the Corporations Act;

            (b) the New Guarantors have lodged with the Australian Securities and Investments Commission notice of that approval in accordance with section 260B(6) of the Corporations Act;

            (c)   15 clear days have elapsed since the giving of that notice;
                  and

            (d) a New Guarantor (or Burns, Philp & Company Limited on its behalf) has not, before the expiry of the period referred to in (c), notified the Trustee that the board of directors of the New Guarantor has determined that the New Guarantor is insolvent or likely to become insolvent as a result of giving effect to this document, that the giving effect to this document would contravene section 208 of the Corporations Act or that this document should for any other reason not be given effect to; or, having given such notice, has given a subsequent notice to the Trustee specifying that such circumstance or reason no longer applies.

            For the avoidance of doubt, the New Guarantors have no obligation to ensure or endeavour to ensure that any of the conditions referred to in paragraph (a) to (d) above are satisfied or take or refrain from taking any action to preserve the benefit to the Trustee or any other person of this document pending the satisfaction or otherwise of those conditions.

            If this deed poll does not come into effect within 90 days of the date of this deed poll:

            (e) the New Guarantors must return to the Trustee the amount referred to in clause 2; and


                                                                          Page 2
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            (f)   if this deed poll subsequently becomes effective, the Trustee must pay that amount to the New Guarantors upon demand.

SCHEDULE 1 - NEW GUARANTORS

COMPANY NAME                                                                                     ACN
BCW Hotplate Bakery Pty Limited                                                             ACN 081 688 011
Country Bake Bakeries Pty Limited                                                           ACN 009 423 769
Ernest Adams Australia Pty Limited                                                          ACN 002 626 137
ETA Foods Limited                                                                           ACN 000 982 007
Fielder Gillespie Davis Finance Pty Limited                                                 ACN 078 216 065
G F Australia Limited                                                                       ACN 000 082 324
G F D Australia Pty Limited                                                                 ACN 004 106 129
G F Defiance Pty Limited                                                                    ACN 054 283 706
G F Finance International Pty Limited                                                       ACN 053 916 733
GF Finance Limited                                                                          ACN 009 979 471
GF Fresh Pty Limited                                                                        ACN 083 952 283
GF Group Services Pty Limited                                                               ACN 003 889 996
GF Trade Finance Pty Limited                                                                ACN 086 651 390
G Wood Son and Company Proprietary                                                          ACN 007 870 797
Limited
Gillespie Bros Holdings Limited                                                             ACN 008 407 109
Goodman Fielder Consumer Foods Limited                                                      ACN 000 024 546
Goodman Fielder Field Operations Limited                                                    ACN 082 246 437
Goodman Fielder Food Services Limited                                                       ACN 009 480 906
Goodman Fielder Ingredients Limited                                                         ACN 000 147 580
Goodman Fielder International Limited                                                       ACN 000 095 509
Goodman Fielder Limited                                                                     ACN 000 003 958
ML (WA) Export Pty Limited                                                                  ACN 000 173 964
Mowbray Industries Limited                                                                  ACN 008 403 198
Namregtown International Limited                                                            ACN 003 995 506
Provincial Traders Foods Pty Limited                                                        ACN 008 593 253
QBA Properties Pty Limited                                                                  ACN 000 357 111
Quality Bakers Australia Limited                                                            ACN 004 205 449
Rochna Pty Limited                                                                          ACN 007 558 947
Stuart Bakery Pty Limited                                                                   ACN 009 596 730
Sunicrust Bakeries Pty Limited                                                              ACN 004 402 582

COMPANY NAME                                                                              ACN
The Uncle Tobys Company Limited                                                      ACN 000 008 962
Uncle Tobys Properties Pty Limited                                                   ACN 004 211 812
William Jackett & Son Pty Limited                                                    ACN 007 874 213

       EXECUTED as a deed poll.

       SIGNED, SEALED AND
       DELIVERED
       by Helen Golding
       as attorney for EACH NEW
       GUARANTOR DESCRIBED IN
       SCHEDULE 1 under power of attorney
       dated 23 June 2003
       in the presence of:


       /S/ MICHELLE LUK
       ----------------------
       SIGNATURE OF WITNESS

       MICHELLE LUK
       ----------------------
      Name of witness (block letters)

            SYDNEY                           /S/ HELEN GOLDING
       ----------------------                ---------------------------------
       Address of witness                    By executing this deed poll the
                                             attorney states that the attorney
            LAWYER                           has received no notice of
       ----------------------                revocation of the power of attorney
       Occupation of witness


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